                      Bay View Securitization Corporation
                    For Remittance Date: February 28, 1999

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                     Number of
                                                             A-1                    A-2                Total         Accounts
                                                  ---------------------------------------------------------------------------
(A)  Original Principal Balance                           200,979,000.00          52,245,989.00   253,224,989.00        21106
                                                  ---------------------------------------------------------------------------
(B)  Beginning Period Principal Balance                    19,518,940.38          52,245,989.00    71,764,929.38         8124
                                                  ---------------------------------------------------------------------------
(C)  Collections (Regular Payments)                         2,119,096.08                   0.00     2,119,096.08          N/A
                                                  ---------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                        1,281,170.59                   0.00     1,281,170.59          319
                                                  ---------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                             0.00                   0.00             0.00
                                                  ---------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                       9,482.51                   0.00         9,482.51          N/A
                                                  ---------------------------------------------------------------------------
(G)  Principal Reductions (Other)                                   0.00                   0.00             0.00            0
                                                  ---------------------------------------------------------------------------
(H)  Gross Charge Offs                                        159,479.20                   0.00       159,479.20           25
                                                  ---------------------------------------------------------------------------
(I)  Repurchases                                               31,950.44                   0.00        31,950.44           23
                                                  ---------------------------------------------------------------------------
(J)  Ending Balance                                        15,917,761.56          52,245,989.00    68,163,750.56         7757
                                                  ---------------------------------------------------------------------------

Notional Principal Balance:

(K)  Beginning                                                                                     15,451,771.80
                                                                                               -----------------
(L)  Ending                                                                                        13,119,703.27
                                                                                               -----------------

(M)  Certificate Factor                                        7.9201118%           100.0000000%      26.9182559%
                                                  --------------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                      Total
                                                                                               -----------------
(A)  Cash Wired                                                                                     4,106,894.49
                                                                                               -----------------
(B)  Interest Wired/Earned                                                                             11,249.96
                                                                                               -----------------
(C)  Withdrawal from Payahead Account                                                                   9,482.51
                                                                                               -----------------
(D)  Advances                                                                                               0.00
                                                                                               -----------------
(E)  Repurchases                                                                                       31,950.44
                                                                                               -----------------
(F)  Gross Charge-Off Recoveries                                                                       12,096.96
                                                                                               -----------------
(G)  Gross Charge-Off Advances                                                                         12,714.34
                                                                                               -----------------
(H)  Spread Account Withdrawal                                                                              0.00
                                                                                               -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                                  0.00
                                                                                               -----------------
(J)  "A" Surety Bond Draw for "A-1"
     Principal or Interest                                                                                  0.00
                                                                                               -----------------
(K)  "A" Surety Bond Draw for "A-2"
     Principal or Interest                                                                                  0.00
                                                                                               -----------------

             TOTAL COLLECTIONS                                                                      4,184,388.70
                                                                                               -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                      Total
                                                                                               -----------------
(A)  Total Cash Flow                                                                                4,184,388.70
                                                                                               -----------------
(B)  Unrecovered Interest Advances                                                                     12,637.06
                                                                                               -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                    59,804.11
                                                                                               -----------------
(D)  Interest to "A-1" Certificate Holders,
     including Overdue                                                                                102,311.78
                                                                                               -----------------
(E)  Interest to "A-2" Certificate Holders,
     including Overdue                                                                                286,917.56
                                                                                               -----------------
(F)  Interest to "I" Certificate Holders,
     including Overdue                                                                                 40,560.90
                                                                                               -----------------
(G)  Principal to "A-1" Certificate Holders,
     including Overdue                                                                              3,601,178.82
                                                                                               -----------------
(H)  Principal to "A-2" Certificate Holders,
     including Overdue                                                                                      0.00
                                                                                               -----------------
(I)  Reinsurance Fee                                                                                        0.00
                                                                                               -----------------
(J)  Surety Bond Fee                                                                                    8,970.62
                                                                                               -----------------
(K)        First Loss Protection                                                           0.00
                                                                        -----------------------
(L)        Surety Bond Premium                                                         8,970.62
                                                                        -----------------------
(M)  Interest Advance Recovery Payments                                                                34,444.82
                                                                                               -----------------
(N)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "A-1" Interest                                                                          0.00
                                                                                               -----------------
(O)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "A-2" Interest                                                                          0.00
                                                                                               -----------------
(P)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "I" Interest                                                                            0.00
                                                                                               -----------------
(Q)  Deposit to Payahead                                                                                    0.00

                      Bay View Securitization Corporation
                    For Remittance Date: February 28, 1999

(R)  Bank Account Interest to Servicer                                                                 11,249.96
                                                                                               -----------------
(S)  Excess Yield                                                                                      26,313.08
                                                                                               -----------------

             BALANCE                                                                                        0.00
                                                                                               -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                              Spread Account       Surety Bond
                                                                        ----------------------------------------
(A)  Beginning Balance                                                             3,232,963.02    69,121,493.86
                                                                        ----------------------------------------
(B)  Additions to Spread Amount                                                       26,313.08              N/A
                                                                        ----------------------------------------
(C)  Interest Earned                                                                   9,515.73
                                                                        ----------------------------------------
(D)  Draws                                                                                 0.00             0.00
                                                                        ----------------------------------------
(E)  Reimbursement for Prior Draws                                                          N/A             0.00
                                                                        ----------------------------------------
(F)  Distribution of Funds to "IC" Class
     or Servicer                                                                      67,650.66             0.00
                                                                        ----------------------------------------
(G)  Ending Balance                                                                3,201,141.17    65,488,032.54
                                                                        ----------------------------------------

(H)  Required Balance                                                              3,165,312.36    65,488,032.54
                                                                        ----------------------------------------
(I)  Distribution to "IC" Class                                                       35,828.81
                                                                        -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY

          # Payment Delinquency                                   Number                Balance
          ---------------------                   ---------------------------------------------
(A)  31-60                                                            29             293,318.76
                                                  ---------------------------------------------
(B)  61-90                                                            18             216,964.29
                                                  ---------------------------------------------
(C)  91+                                                               6              65,972.81
                                                  ---------------------------------------------
(D)  Total                                                            53             576,255.86
                                                  ---------------------------------------------


F.  EXCESS YIELD
                                                    Excess Yield Balance           Pool            Excess Yield
               Month                                                              Balance          (Annualized %)
               -----                              --------------------------------------------------------------
(A)  Current                                                   26,313.08          68,163,750.56           0.4632%
                                                  --------------------------------------------------------------
(B)  1st Previous                                              56,815.80          71,764,929.38           0.9500%
                                                  --------------------------------------------------------------
(C)  2nd Previous                                             254,395.50          75,891,072.78           4.0225%
                                                  --------------------------------------------------------------
(D)  3rd Previous                                             145,771.11          80,033,853.14           2.1856%
                                                  --------------------------------------------------------------
(E)  4th Previous                                             232,975.37          84,674,433.84           3.3017%
                                                  --------------------------------------------------------------
(F)  5th Previous                                             181,861.21          89,403,377.72           2.4410%
                                                  --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield
     (greater than or = 1.75%)                                149,688.68          78,321,902.90           2.2934%
                                                  --------------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                           Month                   Pool
               Month                                      Balance                Balance                %
               -----                              --------------------------------------------------------------
(A)  Current                                                  576,255.86          68,163,750.56           0.8454%
                                                  --------------------------------------------------------------
(B)  1st Previous                                             613,289.79          71,764,929.38           0.8546%
                                                  --------------------------------------------------------------
(C)  2nd Previous                                             482,266.15          75,891,072.78           0.6355%
                                                  --------------------------------------------------------------
(D)  Three-Month Rolling Average
     (less than 2%)                                           557,270.60          71,939,917.57           0.7746%
                                                  --------------------------------------------------------------

H.  NET LOSS RATE
                                                                                    Liquidation       Average       Excess Yield
               Month                                             Balance              Proceeds        Balance      (Annualized %)
               -----                              -------------------------------------------------------------------------------
(A)  Current                                                  202,287.18              54,904.94    69,964,339.97       2.5278%
                                                  -------------------------------------------------------------------------------
(B)  1st Previous                                             202,823.28              91,893.03    73,828,001.08       1.8031%
                                                  -------------------------------------------------------------------------------
(C)  2nd Previous                                             306,311.47             128,171.24    77,962,462.96       2.7419%
                                                  -------------------------------------------------------------------------------
(D)  Three-Month Rolling Average
     Net Default Rate (less than 3%)                          237,140.64              91,656.40    73,918,268.00       2.3618%
                                                  -------------------------------------------------------------------------------

                      Bay View Securitization Corporation
                    For Remittance Date: February 28, 1999

I.  CHARGE-OFF / RECOVERIES
                                                                  Number                Balance
                                                  ---------------------------------------------
(A)  Collection Period Charge-Off
     Receivables                                                      25             159,479.20
                                                  ---------------------------------------------
(B)  Gross Charge-Offs Cumulative
     Receivables                                                     922           6,550,726.61
                                                  ---------------------------------------------
(C)  Collection Period Recoveries
     on Charge-Offs                                                   NA              12,096.96
                                                  ---------------------------------------------
(D)  Recoveries on Charge-Offs
     To-Date                                                          NA             750,476.45
                                                  ---------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                  17             242,834.73
                                                  ---------------------------------------------
(B)  Aggregate Repossessions                                         595           6,949,887.77
                                                  ---------------------------------------------
(C)  Unliquidated Repossessions                                       17             242,834.73
                                                  ---------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                   0                   0.00
                                                  ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/Reversed                              0                   0.00
                                                  ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                        326,104.41
                                                  ----------------------
(B)  Deposit                                                        0.00
                                                  ----------------------
(C)  Withdrawal                                                 9,482.51
                                                  ----------------------
(D)  Ending Balance                                           316,621.90
                                                  ----------------------



Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Acceptance Corp